Exhibit 99.1

GSV Capital Corp. Reports Fourth Quarter and Fiscal Year 2012 Results of Operations

Net Asset Value of $13.07 Per Share as of December 31, 2012

WOODSIDE, Calif., March 12, 2013 -- (GLOBE NEWSWIRE) -- GSV Capital Corp., ("GSV" or the “Company”) (Nasdaq:GSVC), today reported financial results for the fourth quarter and fiscal year ended December 31, 2012.

“By investing in what we believe to be transformative businesses with substantial growth potential, our emphasis is on long-term value creation and the potential for sizable returns,” said Michael Moe, GSV's founder and Chief Executive Officer. “At year-end 2012, our portfolio consisted of 47 primarily venture capital-backed emerging companies and translated into a net asset value of $252.6 million, or $13.07 per share. We believe clear opportunity exists as several of our portfolio companies approach eventual exit and others continue to innovate and advance their business strategies. Indicative of the types of investments we select, based on our internal estimates, we believe that a number of our top ten portfolio companies achieved revenue growth of over 100% in 2012. In 2013, we look forward to bolstering our portfolio with the new and emerging leaders shaping the growth economy.”

Portfolio as of December 31, 2012

At December 31, 2012, the Company had positions in 47 portfolio companies at a fair value of $225.4 million. Additionally, the Company had cash and short-term investments of $27.3 million.

Out of GSV’s 47 portfolio companies, the top 10 investments represented 59.3% of net asset value, and the top three investments represented 28.4% of net asset value. Net assets totaled $252.6 million or $13.07 per common share at December 31, 2012.

$ in millions	Fair Value	% of Net Asset Value
Twitter, Inc.	$36.1	14.3%
Palantir Technologies, Inc.	21.1	8.3
Violin Memory, Inc.	14.8	5.8
Dropbox, Inc.	14.5	5.7
Chegg, Inc.	14.2	5.6
Avenues World Holdings LLC	10.0	4.0
Solexel, Inc.	10.0	4.0
2U, Inc.	10.0	4.0
Kno Inc.	9.9	3.9
Facebook, Inc.	9.3	3.7
Total	$149.9	59.3%

GSV Capital Corp. Page 2 of 11

Fourth Quarter 2012 Portfolio Investment Activity

During the fourth quarter of 2012, GSV invested a total of approximately $5.5 million, plus transaction costs, in the following new portfolio companies: Parchment, Inc.; Starfish Holdings, Inc. (also known as YourOffers); and Ozy Media, Inc. GSV made additional investments totaling approximately $6.8 million in existing portfolio companies including SugarCRM Inc.; Whittle Schools, LLC; Grockit Inc..; Control4 Corporation; and S3 Digital Corp.

Fourth Quarter 2012 Financial Results

Investment income was $5,990, or $0.00 per share, for the three months ended December 31, 2012, compared to $108,920, or $0.02 per share, for the three months ended December 31, 2011. Net investment loss was $2,774,192, or $0.14 per share, for the fourth quarter of 2012, compared to a net investment loss of $677,663, or $0.12 per share, for the fourth quarter of 2011. Net decrease in net assets resulting from operations was $7,276,453, or $0.38 per share, and $1,703,659, or $0.31 per share, for the fourth quarter of 2012 and 2011, respectively.

Weighted average common shares outstanding were 19.3 million for the three months ended December 31, 2012, and 5.5 million for the three months ended December 31, 2011.

Fiscal Year 2012 Financial Results

For the year ended December 31, 2012, investment income was $248,077, or $0.02 per share, compared to investment income of $162,328, or $0.05 per share, for the period from January 6, 2011 (date of inception) to December 31, 2011. Net investment loss was $8,282,881 million or $0.51 per share, for the year ended December 31, 2012, resulting primarily from operating expenses incurred during the year. This compares to net investment loss of $2,033,864 million or $0.60 per share, for the period from January 6, 2011 (date of inception) to December 31, 2011. The net decrease in net assets resulting from operations was $19,834,250 million, or $1.23 per share, for the year ended December 31, 2012, compared to a net decrease in net assets resulting from operations of $3,613,664 million, or $1.07 per share, for the period from January 6, 2011 (date of inception) to December 31, 2011.

Weighted average common shares outstanding were approximately 16.1 million for the year ended December 31, 2012 and 3.4 million for the year ended December 31, 2011.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is (877) 941-8609 and the conference call number for participants outside the U.S. is (480) 629-9692. The conference ID number for both call numbers is 4603561. Additionally, interested parties can listen to a live webcast of the call from the “Investor Relations” section of GSV Capital’s website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed through March 19, 2013 by dialing (800) 406-7325 (U.S.) or (303) 590-3030 (international), using conference ID number 4603561.

GSV Capital Corp. Page 3 of 11

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Contact

Financial Profiles, Inc.

Tricia Ross, (650) 235-4769

gsv@finprofiles.com

GSV Capital Corp. Page 4 of 11

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

	December 31, 2012	December 31, 2011
ASSETS
Investments at fair value:
Investments in affiliated securities (cost of $38,210,753 and $0, respectively)	$34,648,363	$-
Investments in non-control/non-affiliated securities (cost of $198,936,982 and $65,658,866, respectively)	190,748,722	64,078,150
Investment in United States treasury bill (cost of $0 and $19,999,128, respectively)	-	20,000,044
Investments in money market funds (cost of $16,000,000 and $7,000,000, respectively)	16,000,000	7,000,000
Total Investments (cost of $253,147,735 and $92,657,994, respectively)	241,397,085	91,078,194

Cash	11,318,525	385,995
Due from:
GSV Asset Management	5,723	13,470
Portfolio companies	316,377	9,249
Accrued interest	-	158,389
Prepaid expenses	63,953	92,750
Deferred offering costs	-	56,436
Dividend receivable	1,920	1,063
Other assets	27,145	2,696
Total Assets	253,130,728	91,798,242

LIABILITIES
Due to:
GSV Asset Management	51,194	78,427
Other affiliates	-	10,782
Payable for unsettled securities transaction	-	19,999,128
Accounts payable	204,093	206,357
Accrued expenses	292,640	300
Total Liabilities	547,927	20,294,994

Net Assets	$252,582,801	$71,503,248

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 and 5,520,100 issued and outstanding, respectively)	$193,201	$55,201
Paid-in capital in excess of par	275,837,514	73,027,847
Accumulated net investment loss	(10,316,745)	-
Accumulated net realized loss on investments	(1,380,519)	-
Accumulated net unrealized depreciation on investments	(11,750,650)	(1,579,800)
Net Assets	$252,582,801	$71,503,248
Net Asset Value Per Share	$13.07	$12.95

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CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011(1)
INVESTMENT INCOME
Interest income from affiliated securities	$-	$-	$21,852	$-
Interest income from non-control/non-affiliated securities	-	106,167	200,195	158,389
Dividend income	5,990	2,753	26,030	3,939
Total Investment Income	5,990	108,920	248,077	162,328

OPERATING EXPENSES
Investment management fees	1,320,159	233,961	4,419,345	618,865
Costs incurred under administration agreement	893,798	249,166	2,384,764	554,232
Directors’ fees	65,000	42,500	237,500	127,500
Professional fees	362,515	138,435	959,604	409,983
Insurance expense	56,019	47,193	214,306	142,494
Investor relations expense	38,207	36,250	182,193	89,250
Organization expenses	-	-	-	198,831
Other expenses	44,484	39,078	133,246	55,037
Total Operating Expenses	2,780,182	786,583	8,530,958	2,196,192

Net Investment Loss	(2,774,192)	(677,663)	(8,282,881)	(2,033,864)

Net Realized Loss on Investments	-	-	(1,380,519)	-

Net Change in Unrealized Depreciation on Investments	(4,502,261)	(1,025,996)	(10,170,850)	(1,579,800)

Net Decrease in Net Assets Resulting from Operations	$(7,276,453)	$(1,703,659)	$(19,834,250)	$(3,613,664)

Net Decrease in Net Assets Resulting from Operations per Common Share	$(0.38)	$(0.31)	$(1.23)	$(1.07)

Weighted Average Common Shares Outstanding	19,320,100	5,520,100	16,096,330	3,377,429 (2)

(1)	For the period from January 6, 2011 (date of inception) to December 31, 2011.

(2)	Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 was calculated from the issuance of 100 shares on February 28, 2011.

GSV Capital Corp. Page 6 of 11

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three months ended December 31, 2012		Three months ended December 31, 2011		Year ended December 31, 2012		For the period from January 6, 2011 (date of inception) to December 31, 2011
Per Share Data:
Net asset value at beginning of period	$13.45		$13.26		$12.95		$-
Issuance of common shares	-		-		1.91	(3)	14.67	(4)
Underwriters’ discount	-		-		(0.72	)(2)	(0.86	)(2)
Offering costs	-		-		(0.04	)(2)	(0.19	)(2)
Net investment loss	(0.14	)(1)	(0.12	)(2)	(0.51	)(1)	(0.37	)(2)
Realized loss	-		-		(0.09	)(1)	-
Change in unrealized depreciation	(0.24	)(5)	(0.19	)(2)	(0.43	)(5)	(0.30	)(2)
Net asset value at end of period	$13.07		$12.95		$13.07		$12.95

(1)	Based on weighted average number of shares outstanding for the period.

(2)	Based on shares outstanding at end of period.

(3)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.

(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.

(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

GSV Capital Corp. Page 7 of 11
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2012 (Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares / Capital Contribution	Cost	Fair Value	% of Net Assets

Twitter, Inc.	San Francisco, CA
Common shares	Social	1,835,600	$31,755,821	$34,876,400	13.81%
Preferred shares, Series A	Communication	65,000	1,235,290	1,235,000	0.49%
Total			32,991,111	36,111,400	14.30%

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Cyber Security	7,145,690	20,051,479	20,150,846	7.98%
Preferred shares, Series G		326,797	1,008,968	921,568	0.36%
Total			21,060,447	21,072,414	8.34%

Violin Memory, Inc.	Mountain View, CA
Preferred shares, Series B	Flash	800,000	4,800,798	4,800,000	1.90%
Preferred shares, Series D	Memory	1,666,666	10,018,045	9,999,996	3.96%
Total			14,818,843	14,799,996	5.86%

Dropbox, Inc.	San Francisco, CA
Common share	Online	760,000	8,641,153	8,360,000	3.31%
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,077,346	2.41%
Total			13,656,486	14,437,346	5.72%

Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	1,274,193	10,012,543	10,193,544	4.03%
Preferred shares, Series F		500,000	4,008,654	4,000,000	1.58%
Total			14,021,197	14,193,544	5.61%

Avenues World Holdings LLC (5)	New York, NY
Preferred shares, Class A-1	Globally-focused Private School	5,000,000	10,025,123	10,000,000	3.96%

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Power	4,576,659	10,016,559	10,000,000	3.96%

2U, Inc. (f/k/a 2tor, Inc.)	Landover, MD
Common shares	Online Education	1,151,802	8,757,599	8,730,659	3.46%
Preferred shares, Series A		167,431	1,273,125	1,269,127	0.50%
Total			10,030,724	9,999,786	3.96%

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Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,249,999	0.89%
Preferred shares, Series C-1	Textbooks	1	7,510,334	7,500,000	2.97%
Common shares		50,000	214,681	178,850	0.07%
Total			9,987,021	9,928,849	3.93%

Facebook, Inc. (3) (10)	Menlo Park, CA
Common shares, Class B	Social Networking	350,000	10,472,294	9,317,000	3.69%

Control4 Corporation	Salt Lake City, UT
Common shares	Home Automation	4,070,667	7,011,025	7,123,667	2.82%

Totus Solutions, Inc. (2)	Carrollton, TX
Common shares	LED Lighting	20,000,000	5,023,748	5,000,000	1.98%

Grockit, Inc. (2)	San Francisco, CA
Preferred shares, Series D	Online Test	2,728,252	2,005,945	2,373,579	0.94%
Preferred shares, Series E	Preparation	1,731,501	1,503,670	1,506,406	0.60%
Total			3,509,615	3,879,985	1.54%

SugarCRM, Inc.	Cupertino, CA
Common shares	Customer Relationship Manager	1,086,047	3,813,378	3,801,165	1.50%

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,346	3,637,329	1.44%

Spotify Technology S.A. (10)	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	3,589,669	1.42%

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical Scheduling	200,000	3,563,178	3,500,000	1.38%

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	3,225,424	1.28%

Global Education Learning (Holdings) Ltd. (2) (10)	Hong Kong
Preferred shares, Series A	Education Technology	1,472,175	2,999,998	3,003,237	1.19%

GSV Capital Corp. Page 9 of 11

Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	2,400,384	3,000,000	3,000,480	1.19%

Whittle Schools, LLC (2) (6)	New York, NY
Preferred shares, Series B	Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.19%

StormWind, LLC (2) (7)	Scottsdale, AZ
Preferred shares, Series B	Interactive Learning Platform	3,279,629	2,019,687	2,545,812	1.01%

SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online	1,771,653	2,257,984	2,249,999	0.89%
Common warrants, $0.13 strike price, expire 6/15/2018	Marketplace (Finance)	770,934	23,128	123,349	0.05%
Total			2,281,112	2,373,348	0.94%

Maven Research, Inc. (2)	San Francisco, CA
Preferred shares, Series B	Knowledge	49,505	217,206	310,396	0.12%
Preferred shares, Series C	Networks	318,979	1,999,998	1,999,998	0.79%
Total			2,217,204	2,310,394	0.91%

Fullbridge, Inc. (2)	Cambridge, MA
Preferred shares, Series C	Business Education	1,196,809	2,250,001	2,250,001	0.89%

Starfish Holdings, Inc. (d/b/a YourOffers) (2) (10)	Beverly Hills, CA
Preferred shares, Series A, and common warrants, $0.00001 strike price, expire 11/13/2019	Marketing Platform	43,878,894	2,012,103	2,193,945	0.87%

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace (Cars)	377,358	2,014,863	2,011,318	0.79%

Dataminr, Inc.	New York, NY
Preferred shares, Series B	Social Media Analytics	904,977	2,060,602	1,999,999	0.79%

CUX, Inc. (d/b/a CorpU) (2)	San Francisco, CA
Preferred shares, Series C	Corporate Education	246,305	2,006,077	1,999,997	0.79%

Dailybreak, Inc. (2)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,545,181	2,000,000	1,993,283	0.79%

Silver Spring Networks, Inc.	Redwood City, CA
Common shares	Smart Grid	510,143	5,145,271	1,976,804	0.78%

GSV Capital Corp. Page 10 of 11

The Echo System Corp. (1) (2)	New York, NY
Preferred shares, Series A	Social Analytics	512,365	1,436,404	1,639,568	0.65%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	68,359	0.03%
Total			1,512,392	1,707,927	0.68%

AltEgo, LLC (2) (8)	Santa Monica, CA
Preferred shares, Series B-2	Social Media Customer Acquisition Platform	1,400,000	1,420,406	1,400,000	0.55%

Zynga, Inc. (10)	San Francisco, CA
Common shares	Social Gaming	533,333	3,003,462	1,258,666	0.50%

The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,266,940	1,250,000	0.49%

S3 Digital Corp. (d/b/a S3i) (2)	New York, NY
Preferred shares, Class A1	Sports Analytics	1,033,452	989,058	1,033,452	0.41%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	31,354	0.01%
Total			1,020,412	1,064,806	0.42%

NestGSV, Inc. (2)	Redwood City, CA
Preferred shares, Series A	Incubator	1,000,000	1,021,778	1,000,000	0.40%

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	751,718	0.30%

SinoLending Ltd. (2) (10)	Shanghai, China
Preferred shares, Class A	Chinese P2P Lending	6,414,368	501,998	500,321	0.20%

Ozy Media, Inc.	Mountain View, CA
Preferred shares, Series Seed	Social Media	500,000	500,000	500,000	0.20%

NestGSV Silicon Valley, LLC (2) (9)	Redwood City, CA
Common membership interest	Incubator	$500,000	500,000	500,000	0.20%

Groupon, Inc. (4) (10)	Chicago, IL
Common shares	Online Deals	80,000	2,128,774	388,800	0.15%

AlwaysOn, Inc. (1) (2)	Woodside, CA
Preferred shares, Series A	Social Media	1,066,626	1,027,391	298,655	0.12%

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NewZoom, Inc. (d/b/a ZoomSystems)	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	250,000	0.10%

Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	262,530	250,000	0.10%

Serious Energy, Inc. (10)	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	-	-%

Top Hat 430, Inc. (2) (10)	Shakopee, MN
Preferred shares, Series A	Jewelry Retailing	1,844,444	4,167,943	-	-%
Preferred warrants, $2.25 strike price, expire 11/2/2017	Technology	13,333	-	-	-%
Total			4,167,943	-	-%

Total Portfolio Investments			$237,147,735	$225,397,085	89.23%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.

(1)	Investment is income producing.

(2)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more but less than 25% of the voting securities of such company.

(3)	On May 17, 2012, Facebook, Inc. priced its initial public offering, selling 421,233,615 shares at a price of $38.00 per share. GSV Capital Corp.’s shares in Facebook, Inc. are subject to a lock-up agreement that expired on November 14, 2012. At December 31, 2012, GSV Capital Corp. valued Facebook based on its December 31, 2012 closing price.

(4)	On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon, Inc. are subject to a lock-up agreement that expired on June 1, 2012. At December 31, 2012, GSV Capital Corp. valued Groupon, Inc. based on its December 31, 2012 closing price.

(5)	GSV Capital Corp.’s investment in Avenues World Holdings LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.

(6)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc.

(7)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.

(8)	GSV Capital Corp.’s investment in AltEgo, LLC is held through its wholly-owned subsidiary GSVC AE Holdings, Inc.

(9)	GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.

(10)	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of GSV Capital Corp.’s total assets at the time of acquisition of any additional non-qualifying assets.